July 8, 2010 Business Combination with Cliffstar Corporation Transaction Summary Exhibit 99.2

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the
Securities Exchange Act of 1934 and applicable Canadian securities laws conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this presentation include, but are not limited to, statements related to the Company’s anticipated second quarter 2010 volumes, revenues and operating income, the anticipated timing of the transaction, the completion of the transaction on the terms proposed, the financing of the transaction on terms currently anticipated, and the potential impact the acquisition will have on the Company. The forward-looking statements are based on assumptions regarding the timing of receipt of the necessary financing and approvals, the time necessary to satisfy the conditions to the closing of the transaction, and management’s current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate.
Factors that could cause actual results to differ materially from those described in this presentation include, among others: (1) the ability to consummate the proposed transaction; (2) receipt of regulatory approvals without unexpected delays or conditions; (3) changes in estimates of future earnings and cash flows; (4) changes in expectations as to the closing of the transaction; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems, delays or other related costs; (7)
retention of customers and suppliers; (8) the cost of capital necessary to finance the transaction; and (9) unanticipated changes in laws, regulations, or other industry standards affecting the companies.
The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s press release issued on July  7, 2010, the Company’s Annual Report on Form 10-K for
the year ended January 2, 2010 and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the securities commissions.  The Company does not, except as expressly required by applicable law, undertake to update or revise any of these statements in light of new information or future events.

Non-GAAP Measures
Cott routinely supplements its reporting of earnings before interest, taxes, depreciation &
amortization in accordance with GAAP by excluding the impact of certain items to separate the impact of these items from underlying business results. Since the Company uses these adjusted financial results in the management of its business, management believes this supplemental information, including on a pro forma basis, is useful to investors for their independent evaluation and understanding of the transaction with Cliffstar. The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, the Company's financial statements prepared in accordance with GAAP.
In addition, the non-GAAP financial measures included in this presentation reflect management's judgment of particular items, and may be different from, and therefore may not be comparable to, similarly titled measures reported by other companies.
This presentation, including the reconciliation of non-GAAP to GAAP measures, will appear on our website at www.cott.com.

Transaction Overview
• Combination creates #1 private label soft drink manufacturer with LTM 4/3/10 combined revenue of $2.3 billion and combined Adjusted EBITDA of $246 million (or $260 million including 2011 synergies)
– Cott LTM 4/3/10 revenue of $1.6 billion, net income of $73.1 million and Adjusted EBITDA of $166 million
– Cliffstar LTM 4/3/10 revenue of $654 million, net income of $82.7 million and Adjusted EBITDA of $80 million
– Combined North America LTM 4/3/10 revenue of $1.8 billion
• Purchase price to include $500 million cash at close and up to $69 million in deferred / performance related consideration:
– Earn-out consideration of up to $55 million based on completing capital expansion plans and achieving
2010 EBITDA targets; and $14 million deferred consideration paid over 3 years
– Attractive multiple of 7.1x LTM Adjusted EBITDA, or 4.9x inclusive of significant tax and run-rate cost synergy benefits
– Estimated to be accretive on a cash basis in 2011
• Financing, including fees and expenses, at close expected to consist of:
– New debt issuance of up to $375 million, issuance of up to $95 million of equity, and incremental draw on existing asset based lending facility (will obtain amendment).  Deferred consideration and earn-out funded via future cash flow
– Targeting pro forma net debt leverage of approximately 3.0x and pro forma interest coverage of approximately 4.0x with priority on cash flow / net debt reduction post transaction
• Target closing in Q3 2010

Multiple Beneficial Aspects to Combination
• Broader & more diversified beverage supplier with enhanced scale
• Entry into more attractive category / competitive dynamics
• Enhanced access to growth segments
• Unique private label platform with strong geographic footprint and logistics capabilities
• Stronger and more stable cash flow
• Attractive acquisition price with significant tax & synergy benefits

Transaction Transforms Cott into a Broader
& More Diversified Beverage Supplier
(a) Pro forma Functional / New Age includes Cliffstar’s Thirst Quenchers and Flavored Water products and Cott’s RTD Tea, Sports, and Energy products
(b) Pro forma Juice / Juice drinks include Cliffstar’s Apple, Cranberry, Cranblends, Grape and other fruit juices and Cott’s juice drinks (UK)
Cott standalone
product breakdown
Cliffstar standalone
product breakdown
Pro forma
product breakdown
LTM 4/3/10 Revenue: $1,593 million LTM 4/3/10 Revenue: $654 million Pro forma revenue: $2,246 million
CSDS
61%
Waters
20%
Energy
6%
Tea
1%
Sports
1%
Juice drinks
(UK only)
11%
CSDs
43%
Juice / Juice
drinks (b)
36%
Functional /
New Age (a)
7%
Waters
14%
Flavored waters
1%
Other fruit
juices
24%
Thirst
quenchers
3%
Cranberry,
cranblends &
grape
42%
Apple
30%

Private Label
10%
Other
90%
Others
93%
Private Label
7%
Private Label
9%
Others
91%
Private Label
13%
Other
87%
Provides Entry into Juice – More Attractive
Category Dynamics
U.S. CSD value sales U.S. Juice / Juice drink value sales
Source:  Euromonitor, OC&C analysis
U.S. CSD volume sales U.S. Juice / Juice drink volume sales
•
Juice category is fragmented
with 12 companies controlling
~70% of value sales
–
Significant role by co-ops
–
No player greater than
15%
•
Juice is a more attractive
category for PL penetration
–
Higher loyalty to brands in
CSDs vs. Juices
–
Apple is 17.5% share
of juice with 42.5% PL
penetration
•
CSDs are a challenging market
–
Top 2 players control
~70% of value sales
–
Top 3 players control
~85% of value sales
–
National brands have
disproportionate pricing
power
Total: $38.8 billion Total: $15.7 billion
Total volume: 36.4 billion liters Total volume: 8.7 billion liters
Note: Represents U.S. off-trade market data.

CSD
42%
Other 3%
Bottled water
20%
Functional
drinks 14%
RTD tea 4%
Juice 17%
Provides Enhanced Capability to Access
Higher Growth Beverage Segments
•
Juice is a more stable category than CSDs with better
growth profile
–
Growth in low-sugar, functional and super fruit as
consumers switch from high sugar options
•
Cliffstar offers growing position in higher growth beverage
segments
–
Complementary to core juice business
–
Proven ability for innovation in product mix, packaging,
etc.
–
Share growth within the category
•
Fortified drinks, enhanced water, RTD teas and sports
drinks to see increased buy-in for PL as category continues
to grow
–
Cliffstar establishing leadership position in PL
Note: Category value size based on 2009 U.S. off-trade market
Source: Company Information, Euromonitor, Nielsen, Mintel, Beverage Digest, OC&C analysis
Total: $91.4 billion
Beverage category value sales

Attractive Financial Impact
CASH
GENERATION
•
Combined entity is projected to generate significant cash flow
•
Focused on using ongoing cash generation to reduce debt
SYNERGIES
•
Anticipated cost synergies of approximately $20 million with an associated cost of up to $15 million over three years
•
Savings in overheads, procurement and opportunities to cross-sell to customers
•
Additional long-term synergies & cross-selling opportunities possible
EFFICIENT
STRUCTURE
•
Asset purchase structure allows for 338(h)(10) treatment and tax savings
–
Tax deduction for 15 years with present value of approximately $75 million
ATTRACTIVE
VALUATION
MULTIPLE
•
Adjusted EBITDA multiples attractive
–
Purchase multiple 7.1x  Cliffstar’s Adjusted EBITDA
–
Adjusted EBITDA multiple of 4.9x (inclusive of tax benefit and cost synergies)
–
Conservative adjustments made to Cliffstar base EBITDA given 2009/10 margin improvement
VALUE CREATION
•
Strategic combination
–
Increases Cott’s scale, relevance to retailers and balances portfolio mix
–
Expected to result in increases in top line and EBITDA sustainability
•
Estimated to be accretive on a cash basis in 2011 (excludes non cash amortization)

Breakdown of Base Case SG&A and Procurement Savings of
$20 million Plus Potential Additional Cost Synergy and Cross-
sell Opportunities
Identified Synergies
Synergy
Anticipated
Phasing
Private Company Expenses $7 million Day 1
SG&A $5 million 2011 – 2013
Procurement $8 million 2011 – 2013
Total Identified Run-Rate Synergies
$20 million
Synergies Expected to be Achieved in 2011
$14 million
Potential Longer-Term Synergies 2013 – 2015
SGA and Procurement
Other Cost Savings/Operating Efficiencies
Cross-Selling

Cliffstar: Leader in Retailer Brand Ambient
Juice
Business Description
• Leading private manufacturer of shelf-stable juices in North America
– Largest producer of apple juice in North America
– Greater than 50% market share of retailer brand shelf-stable juice
• National footprint with 11 manufacturing, storage and fruit processing facilities (highly complementary to Cott’s existing 10 U.S. plants)
– Approximately 1,200 non-unionized employees
– Vertically integrated (fruit processing and production)
Headquartered: Dunkirk, NY / Founded: 1970
Leading market position in shelf-stable juice category
• Strong customer relationships
• #1 Apple juice
• #1 Cranberry and Cranblend
• #1 Grape juice
• Leader in functional beverages
– First to market in category; recognized innovator

Strong Combined Geographic Footprint in
the U.S.
•
State-of-the-art
manufacturing and
bottling/storage facilities
•
Cold and hot fill capacity
with proven ability to
innovate
•
Significant distribution
and logistics system in
place
Fontana
Fredonia
Greer
Joplin
Walla Walla
Warrens
East
Freetown
North East PA
Blairsville
Columbus
Concordville
San Antonio
Sikeston
St Louis
Tampa
Wilson
San Bernardino
Ft Worth
Cliffstar
Cott
Brocton
Dunkirk
Highlights
Note: Cliffstar has both a production and fruit processing facility at Dunkirk

Cott Q2 2010 Estimates
Cott provided the following estimates of key financial metrics regarding its estimated consolidated Q2 2010 results on a stand-alone basis:
• Filled beverage volume of 207 million cases (8oz equivalents)
• Consolidated revenue of $426 million
• Operating income of $37 million
Cott clarified that the foregoing Q2 estimates are preliminary and actual results could vary by up to 2-3% in either direction for revenue and volume, and up to $2-3 million in either direction for operating income.

Non-GAAP Reconciliation
COTT CORPORATION PRO FORMA EXHIBIT 1
NON-GAAP EARNINGS
BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION (EBITDA)
(in millions of U.S. dollars)
Unaudited
Cott Cliffstar For the 12 Months Ended
Corporation Corporation April 3, 2010
Net income (loss) $73.1 $82.7 $155.8
Interest expense, net 28.3 3.5 31.8
Income tax (benefit) (12.2) 0.0 (12.2)
Depreciation and amortization 65.1 13.9 79.0
Net income attributable to non-controlling interests 4.9 0.0 4.9
EBITDA 159 100 259
Adjustments to EBITDA
Restructuring (0.2) 0.0 (0.2)
Asset Impairments 3.5 0.0 3.5
Other expense (loss on buyback of notes) 3.3 0.0 3.3
Inventory adjustments 0.0 (21.7) (21.7)
Incentive adjustment 0.0 2.0 2.0
Adjusted EBITDA $166 $80 $246